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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report, dated March 24, 2000, included in CIRCOR International, Inc.'s Report on Form 10-K/A for the year ended December 31, 1999 into the Company's previously filed Registration Statement on Form S-8, File
No. 333-91229, filed with the Securities and Exchange Commission on October 19, 1999.

KPMG LLP
Boston, Massachusetts
March 24, 2000